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                                                                   EXHIBIT 10.98

                          AMENDED AND RESTATED GUARANTY

      THIS AMENDED AND RESTATED GUARANTY (this "Guaranty") dated as of June 2, 2004 is executed by Lam Research Corporation, a Delaware corporation (the "Guarantor") in favor of ABN AMRO BANK N.V. and any of its offices, subsidiaries or affiliates (the "Bank").

                              W I T N E S S E T H:

      WHEREAS, the Guarantor and the Bank have entered into that certain Second Amended and Restated Uncommitted Insured Trade Receivables Purchase Agreement, dated as of March 21, 2003, (the "March Agreement"), as amended by that certain Amendment to Second Amended and Restated Uncommitted Insured Trade Receivables Purchase Agreement, dated as of September 24, 2003 (collectively, the "Original Purchase Agreement") and that certain Second Amendment to Second Amended and Restated Uncommitted Insured Trade Receivables Purchase Agreement, dated as of March 26, 2004 (as amended, the "Purchase Agreement"), whereby, among other things, the Guarantor and the Bank amended the March Agreement to include Lam Research International SARL, a Swiss corporation ("LRI"), as an additional seller of Purchased Receivables (as defined therein) and the Guarantor, LRI and the Bank agreed to extend the Purchase Period and increase the receivables purchase facility;

      WHEREAS, the Guarantor executed a Guaranty dated as of September 24, 2003 (the "Original Guaranty") in connection with the execution of the Original Purchase Agreement;

      WHEREAS, the Bank may from time to time purchase, on an uncommitted basis, certain accounts receivable not to exceed $100,000,000, from the Guarantor and LRI; and

      WHEREAS, the Guarantor is willing to increase its exposure under the Original Guaranty to accommodate the increase in the receivables purchase facility and to guaranty the Liabilities (as defined below) as hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1. (a) The Guarantor hereby unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of LRI arising pursuant to the Purchase Agreement to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities"). All payments by the Guarantor hereunder shall be made in United States Dollars.

      (b) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of any lack of genuineness, validity, legality or enforceability of the Purchase Agreement or any other document, agreement or instrument relating thereto or any assignment or transfer of any thereof or the occurrence of a "Country Risk Event" or "New Money Credit Event" (as hereinafter defined).

      For purposes hereof:

      "Country Risk Event" means (a) the adoption of any law, rule or regulation or the action or failure to act by any authority (de jure or de facto) in LRI's country which (i) changes the Liabilities as originally agreed, (ii) changes the ownership or control by LRI of its business or assets and/or the Bank's ownership of its branch or subsidiary in the LRI's country, or (iii) prevents or restricts the conversion into or transfer

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of the agreed currency; or (b) the occurrence of any force majeure or similar event which, directly or indirectly, prevents or restricts the payment or transfer of any funds made available by the Bank to its branch or subsidiary in LRI's country in the agreed currency into an account designated by the Bank and freely available to the Bank.

      "New Money Credit Event" means any increase (directly or indirectly) in the Bank's exposure (whether by way of additional credit or banking facilities or otherwise, including as part of a restructuring) to LRI occurring by reason of (i) any law, action or requirement of any authority (de jure or de facto) or other person in LRI's country or (ii) any request of external indebtedness of borrowers in LRI's country applicable to banks generally which conduct business with such borrowers or (iii) any agreement in relation to (i) or (ii), in each case to the extent calculated by reference to the Liabilities outstanding prior to such increase.

      Upon execution of this Guaranty, this Guaranty shall amend and completely restate and supersede the Original Guaranty. Notwithstanding the amendment and restatement of the Original Guaranty by this Guaranty, the indebtedness, liabilities and obligations owing to Bank by LRI under the Original Purchase Agreement remain outstanding as of the date hereof, constitute continuing Liabilities hereunder and shall continue to be secured by the collateral described in and pursuant to the Purchase Agreement but are payable in accordance with the terms of this Guaranty and the Purchase Agreement. This Guaranty is given in substitution for and as a continuation and extension of the Original Guaranty and is in no way intended to constitute a novation of the Original Guaranty.

2. This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Guarantor or that at any time or from time to time no Liabilities are outstanding) until all commitments to create Liabilities have terminated and all Liabilities have been paid in full.

3. The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by the Bank to any of the Liabilities is or must be rescinded or returned by the Bank for any reason whatsoever (including the insolvency, bankruptcy or reorganization of LRI or the Guarantor), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Bank had not been made.

4. The Bank may, from time to time, at its sole discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the Guarantor for payment of any of the Liabilities when due, whether or not the Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

5. The Guarantor hereby expressly waives: (a) notice of the acceptance by the Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice
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of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

6. Notwithstanding any payment made by or for the account of the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated to any right of the Bank until such time as the Bank shall have received final payment in cash of the full amount of all Liabilities.

7. The Guarantor further agrees to pay all expenses (including the reasonable attorneys' fees and charges including that of internal counsel) paid or incurred by the Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty against the Guarantor.

8. The creation or existence from time to time of additional Liabilities to the Bank is hereby authorized, without notice to the Guarantor, and shall in no way affect or impair the rights of the Bank or the obligations of the Guarantor under this Guaranty, including the Guarantor's guaranty of such additional Liabilities.

9. Subject to the limitations contained in Section 12(a) of the Purchase Agreement, the Bank may from time to time without notice to the Guarantor, assign or transfer any or all of the Liabilities or any interest therein. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Bank.

10. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Bank, except as expressly set forth in a writing duly signed and delivered by the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank or the obligations of the Guarantor under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of LRI to the Bank, notwithstanding any right or power of LRI or anyone else to assert any claim or defense as to the invalidity or lack of enforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder.

11. This Guaranty shall be binding upon the Guarantor and the successors and assigns of the Guarantor. All references herein to LRI shall be deemed to include any successor or successors to LRI.

12. Notwithstanding anything contained herein to the contrary, this Guaranty shall not in any way diminish the rights and obligations of Guarantor as Collection Agent and Seller under the Purchase Agreement.

13. Except for notices and demands required to be delivered or made upon Guarantor pursuant to the Purchase Agreement, the undersigned hereby waives, to the extent permitted by the laws of the State of California: (a) any notice required by law or otherwise to preserve any rights hereunder or under the Purchase Agreement against Guarantor or against LRI, including without limitation (i) acceptance, presentment, demand, protest, or proof of non-performance of any Liabilities, (ii) any notice of the acceptance of this Guarantee, (iii) any notices of the creation, renewal, extension or accrual of any Liabilities or any notice of or proof of reliance by the Bank upon this Guarantee or acceptance of this Guarantee, and (iv) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Bank against Guarantor, (b) any remedy contained in the Purchase Agreement or otherwise available to the undersigned,
(c) any requirement of diligence on the part of any Person, including without limitation diligence in making any claim or commencing suit hereon or on the Purchase Agreement and any requirement to mitigate damages or exhaust remedies under the Purchase Agreement, (d) the right to interpose all substantive and procedural defenses of the law of guarantee, indemnification and suretyship, except the defenses of prior payment or prior performance by Guarantor of the Liabilities, (e) all rights and remedies accorded by the laws of the State of California to

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guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect, (f) any right or claim of right to cause a marshaling of LRI's assets or to cause the Bank to proceed against LRI or any collateral held by the Bank at any time or in any particular order, (g) any rights to the enforcement, assertion or exercise by the Bank of any right, power, privilege or remedy conferred herein or in the Purchase Agreement or otherwise, (h) any notices of the sale, transfer or other disposition of any right, title to or interest in the Purchase Agreement, and (i) any other right whatsoever which might otherwise constitute a discharge, release or defense of the undersigned hereunder or which might otherwise limit recourse against Guarantor. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or thither exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. Guarantor expressly waives any and all benefits under Sections 2787 to 2855, inclusive, and Sections 2899 and 3433 of the California Civil Code.

14. This Guaranty shall be governed by and construed in accordance with and governed by the laws of the State of California applicable to contracts made and to be fully performed in such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

15. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty.

16. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHEN DISTRICIT OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE BANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE BANK AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

17. THE GUARANTOR AND THE BANK (BY ACCEPTING THE BENEFITS HEREOF), HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                          [the Signature Page Follows]

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      IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                                     LAM RESEARCH CORPORATION
                                                     a Delaware corporation

                                                     By: /s/ Roch LeBlanc
                                                        ------------------------

                                                     Title: Assistant Treasurer

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